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                                                                  Exhibit 10.56

                    ADDENDUM TO STOCKHOLDER AGREEMENT

     This Addendum to Stockholder Agreement is made to that certain Stockholder Agreement, dated as of February 25, 1997 (the "Agreement"), among Trefoil Capital Investors II, L.P., a Delaware limited partnership, GE Investment Private Placement Partners II, A Limited Partnership, a Delaware limited partnership, Roger Stangeland, an individual, and The Grand Union Company, a Delaware corporation (the "Company").

     The Stangeland Family Limited Partnership, a California limited partnership (the "Partnership") hereby acknowledges and agrees, in connection with its acquisition from the Company of 60,000 shares of the Class A Preferred Stock of the Company on the date hereof, as follows:

     1. The Partnership has succeeded to all of the rights, and hereby assumes all of the obligations, of Stangeland set forth in the Agreement.

     2. The Partnership hereby agrees to be bound by all of the terms of the Agreement formerly applicable to Stangeland, as contemplated by Section 9 of the Agreement.

     3. The term "Stangeland", wherever used in the Agreement, shall hereafter be deemed to refer to the Partnership in all respects.

     4. The address for notices to the Partnership pursuant to Section 11 of the Agreement is:

     Stangeland:         The Stangeland Family Limited Partnership
                         300 North Lake Avenue
                         Suite 925
                         Pasadena, CA 91101
                         Telecopy:  (818) 304-2873

     with a copy to:     Munger, Tolles & Olson
                         355 S. Grand Avenue, 35th Floor
                         Los Angeles, CA 90071
                         Attention:  Steven L. Guise, Esq.
                         Telecopy:  (213) 683-3702

     5. The Partnership has full partnership power and authority to execute, deliver and perform this Addendum and the Agreement, and the execution, delivery and performance of this Addendum and the Agreement will not violate or, with or without notice or the passage of time constitute a breach of or default under the terms of (a) any governing agreement, certificate or other similar document of the Partnership, (b) any law, rule or regulation to which the Partnership is subject, or (c) any document or instrument to which the Partnership is a party or by which the Partnership is bound.

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      The undersigned, duly authorized, hereby execute this Addendum and, thereby, the Agreement, on behalf of the Partnership on this 20th day of March, 1997.

                         THE STANGELAND FAMILY LIMITED
                         PARTNERSHIP, a California limited partnership

                         By:  THE ROGER AND LILAH STANGELAND
                              LIVING TRUST
                              Its:  General Partner


                              /s/ Roger Stangeland
                              ---------------------------------
                              By:  Roger Stangeland, Co-Trustee

                              /s/ Lilah Stangeland
                              ---------------------------------
                              By:  Lilah Stangeland, Co-Trustee

Acknowledged and agreed as of
the date set forth above:

TREFOIL CAPITAL INVESTORS II, L.P.
By:  Trefoil Investors II, Inc.
Its: General Partner

By:  /s/ Robert G. Moskowitz
     --------------------------
     Name:  Robert G. Moskowitz
     Title:    Vice President

GE INVESTMENT PRIVATE PLACEMENT
PARTNERS II, A LIMITED PARTNERSHIP
By:  GE Investment Management Incorporated
Its: General Partner

By:  /s/ Michael M. Pastore
     -------------------------
     Name:  Michael M. Pastore
     Title:    Vice President

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